Supplement Dated January 12, 2010 to the Prospectus Dated May 1, 2009

The Board of Trustees of Evergreen Variable Annuity Funds has approved the liquidation of the Evergreen VA Diversified Capital Builder Fund.  Effective as of the close of business on or after April 30, 2010, any Contract Value allocated to the Evergreen VA Diversified Capital Builder Fund Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Evergreen VA Diversified Capital Builder Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 29, 2010. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 30, 2010:

(i)             any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)          Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Evergreen VA Diversified Capital Builder Fund, all references to the Evergreen VA Diversified Capital Builder Fund in the prospectus are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7999